Exhibit 10.10

GENERALI
Assurances

La retraite	GENERAL CONDITIONS
Option 1- 2

“La Retraite” is a life insurance agreement falling under the scope of the French Insurance Code.

This insurance agreement includes:

•      the hereby terms and conditions;

•      certificates of membership specifying the parties to the Insurance Agreement, and bases of the contributions;

•      affiliation certificates specifying the policyholders, the chosen option, the commencement date of the warranty and the scale used to convert retirement contributions;

•      annexes potentially mentioned in the certificates of membership.

“La Retraite” is underwritten by the contractor and Generali Life Insurance (“Generali”) and shall take effect upon signature by the parties for the period ending December, 31 of the year. Generali may terminate the insurance agreement with two-month notice.

OBJECT:

« La Retraite » must be subscribed under the scope of one of the following policy option:

Option 1:

This option provides for the payment of an additional retirement pension to the Policyholder payable at the standard age of retirement, i.e. 65 years, if it can justify the liquidation of a retirement pension under a French mandatory retirement plan.

In case of death of the Policyholder, a minimum of ten years of service is guaranteed under the conditions defined under the scope of “Definition of the Warranties”.

In case of work stoppage or disability, contributions are exempt from payment (chapter “Definition of the Warranties”).

Option 2:

This option provides for the payment of an additional retirement pension to the Policyholder payable to the standard age of retirement, i.e. 65 years, if it can justify the liquidation of a retirement pension under a French mandatory retirement plan.

In case of death of the Policyholder during the period of performance of the retirement service, this retirement pension is paid to the surviving spouse.

“Spouse of the Policyholder” includes: the married spouse (not divorced, not separated), the spouse falling under the scope of the French contract of civil union (the “PACS”), or the common-law spouse (unmarried spouse).

In case of death of the Policyholder before the period of performance of the retirement service, this retirement pension is paid to the surviving spouse and is called “pension of the surviving spouse” (chapter “Definition of the Warranties”).

In case of death of both the Policyholder and its spouse, a minimum of ten years of service is guaranteed under the conditions defined under the scope of “Definition of the Warranties”.

In case of work stoppage or disability, contributions are exempt from payment (chapter “Definition of the Warranties”).

COVERAGE STARTING DATE

Acknowledgement of receipt by Generali of:

• individual affiliation form (filled in by the Policyholder) ;

• potential justification of a state of satisfactory health by medical examinations and statements set by the Company;

allows the issuance of the affiliation certificate.

Warranties take effect from 1st day of the month following the issuance of the affiliation certificate by Generali.

COVERED EVENTS

The warranties in case of death of the Policyholder, regardless of its causes and circumstances, are granted, except for the suicide of the Policyholder during the first year following the effective date of the warranties.

In the event of a foreign war in which France is involved, the warranty in the case of death shall be effective only pursuant to the conditions to be determined by the future legislation regarding insurance on life during wartime.

The warranties in the case of work stoppage of the Policyholder are granted following a waiting period of 90 consecutive days from the initial date of the work stoppage, unless this situation is the consequence of a suicide attempt, a deliberate act of the Policyholder and in the case of a civil or foreign war.

The work stoppage, the continuing of this situation, the resumption of work are determined by decision of the Social Security.

The warranties in the case of a permanent and total disability of the Policyholder resulting from an accident or an illness are granted if the Policyholder is classified by the Social Security under the 2nd or 3rd category of disabled or, in the event of an industrial accident, if the degree of disablement as acknowledged by the Social Security is at least 66%. The disability, its consolidation, the end of this situation in the event of a change of category of disabled, or the lowering of the degree of disablement, are determined by the Social Security.

The consequences of a suicide attempt, a deliberate act of the Policyholder or a civil or foreign war are excluded from the disability insurance.

“Accident” shall be understood as a personal injury resulting from a sudden, unpredictable and exclusive action from an exterior cause and “Illness” shall be understood as an health impairment as acknowledged by a relevant medical authority.

DEFINITION OF THE WARRANTIES

•              Retirement Pension of the Policyholder (Options 1 & 2)

The amount of the retirement pension held by the Policyholder, on his/her 65th birthday, shall be equal to the addition of the portions of retirement pension corresponding to all the contributions and special installments, to which shall be added the revaluations occurred in accordance with chapter “Profit sharing - Revaluation”.

The conversion of the contributions in portions of retirement pension is realized pursuant to the scale set out in the affiliation certificate.

The retirement pension shall start at the end of the month following the 65th birthday of the Policyholder, to the extent that the benefits from the liquidation of a retirement pension pursuant to a compulsory regime.

The retirement pension is paid by due monthly installments from the start of the retirement pension to the end of the month preceding the death.

•              Survivor’s Retirement Pension (Option 2)

In the case of death of the Policyholder, once the retirement pension has started, Generali shall pay to the partner a survivor’s retirement pension equal to the retirement pension of the Policyholder.

The survivor’s retirement pension is paid by due monthly installments from the end of the month during which the Policyholder died to the end of the month preceding the death of the partner.

•              Partner’s Retirement Pension (Option 2)

In the case of death of the Policyholder prior to the start of the retirement pension, the contributions will cease to be due and Generali shall pay to the partner an allowance from the date on which the Policyholder would have been 65 years old.

The amount of the partner’s retirement pension is equal to all portions of retirement pension held at the time of the death, to which shall be added the portions of retirement pension assumed to be held as corresponding to all future contributions equal to the last contribution, calculated pro rata temporis on the basis of the periods of the year during which the Policyholder has received full wages.

It shall be added to this amount some revaluations, in accordance with chapter “Profit sharing - Revaluation”.

The partner’s retirement pension is paid by due monthly installments from the end of the month following the 65th birthday of the Policyholder to the end of the month preceding the death of the partner.

In the case of death of the Policyholder prior to the start of the retirement pension but during the renewal, Generali shall pay the partner a partner’s retirement pension equal to the retirement pension held by the Policyholder at the date of death.

Ten year coverage (Options 1 and 2)

Option 1:	In the event of death of the Affiliate before its 65th anniversary or during the extension of term, Generali shall pay the vested benefit due on the date of the Affiliate’s death) during ten years.

In the event of death of the Affiliate, within the first ten years of the retirement, Generali shall ensure retirement payment until the tenth year.

The annuities shall be paid to the spouse, or in the absence thereof, to its living children or represented by equal shares, or in the absence thereof to its heirs, or in the absence thereof to the designated beneficiaries.

Option 2:

In the event of death of the Affiliate or its spouse (whether simultaneous or not) before the retirement period or during the extension of term, Generali shall pay the vested benefit/annuity (due on the date of the Affiliate’s death) during ten years.

In the event of death of the Affiliate and its spouse after retirement, but before the tenth year of its service, Generali shall pay the pension until the tenth year.

In the event of death of the Affiliate before the retirement period and death of its spouse within the first ten years of the spouse’s retirement, Generali shall ensure the spouse’s retirement payments until the tenth year.

Benefits are paid to its living children or represented by equal shares, or in the absence thereof by equal shares to its heirs, or in the absence thereof to the designated beneficiaries.

Premium payment waiver

In the event of loss of time exceeding 90 continuous days, or in the event of permanent and total disability, before retirement, Generali relieves the Company from premium payments during the period between the 91st disablement day until return to labor, but no later than the Affiliate’s 65th anniversary.

All guarantees shall be vested in the Affiliate as if future paid premiums were equal to the last paid premium, majored in proportion to the periods of time during which the Affiliate benefited from a complete salary.

In the event of return to labor or if disablement ceases, premiums shall become payable again.

OPTION 1 - OPTION 2

A single, widow, or divorce Affiliate falls under the scope of Option 1.

If the Affiliate gets married or enters into a contract of civil union or declares himself in well known common-law marriage before the retirement period, he/she may request, within a period of six months from the change in its state, to benefit from Option 2.

The amount of the pension acquired under Option 1 will be reduced by 20% and considered under the scope of Option 2. The scale used to convert retirement contributions under Option 2 shall apply to new contributions.

If the Affiliate (married, entered into a contract of civil union or declared himself in well known common-law marriage) chose Option 2, the latter can benefit from Option 1 on demand. In this case, the retirement pension acquired under Option 2 is considered as acquired under Option 1, and the scale used to convert retirement contributions under Option 1 shall apply to new contributions.

ANTICIPATION OF RETIREMENT

If the affiliate ends its professional activity before 65 years old and benefits from the liquidation of a retirement pension under a French mandatory retirement plan may require the anticipation of his/her retirement from that time but not earlier than from his/her 55th birthday.

The retirement pension acquired at 65 is then reduced to 4% of the amount (per year of anticipation). In case of payment of the spouse’s pension, its anticipation of payment is subject to the same rule as long as the spouse meets the conditions defined above.

EXTENSION OF RETIREMENT

The affiliate can waive its right to benefit from its retirement pension at 65 years old and request an extension of its retirement pension every year during ten years.

The payment of retirement pension is made as long as the affiliate benefits from the liquidation of a retirement pension under a French mandatory retirement plan.

Each year of extension - if necessary - the amount of retirement pension earned is increased of the fraction of earned retirement pension under the scope of additional contributions in respect of the scale defined by the affiliation certificate. The resulting amount is increased by 3%.

In case of contribution made from 65 years old, the scale of conversion of retirement pension takes in consideration a prorogation of a year.

PROFIT SHARE - REVALUATION

Generali is committed to upgrade the warranties. In accordance with laws in force, all provisions made under “La Retraite” insurance agreements are invested by Generali on the financial and real estate markets.

These investments are subject to special accounts aiming at underlining very own financial results.

The substance of these investments and their yield rate - at the date of December, 31 of each year - are annexed to the reports of the operations made by Generali.

“La Retraite” insurance agreements are also subject to special accounting aiming at underlining technical results.

Every July 1, 90 per cent or more of financial and technical results, in the deduction of the interest credited to the technical provisions, are assigned to the “La Retraite” insurance agreements, in proportion to provisions dated of January, 1.

The technical interest rate is 2% during the period of formation and 3.5% during the period of service.

The guarantees (which constitution must be completed and which are in service) are adjusted in the same proportion as the provisions and at the same date.

In case of exemption of contributions, fraction of earned retirement pension are still adjusted in the same proportions as the collateral.

CONTRIBUTIONS

Contributions are matured and annually due. They must be paid by the contracting Company at the Head Office of Generali.

Contributions retainers are due quarterly.

The amount of contributions is obtained by applying the rate specified in affiliation certificate of the Company, on one or more following categories of salaries of the affiliates.

Category A: Part of the annual gross salary limited to the annual maximum limit of the French Social Security.

Category B: Part of the annual gross salary between the annual maximum limit of the French Social Security and four times the latter limit.

Category C: Part of the annual gross salary between four times the annual maximum limit of the French Social Security and eight times the latter limit.

If an installment or a deposit is not made twenty days after sending the corresponding form, Generali shall send a registered letter to the Company in order to pay the due contribution.

If the payment is not made 40 days after sending the letter, the contract is denounced.

New affiliations are no longer accepted, and new fractions of retirement pension are no acquired, even in case of work stoppage or disability.

Retirement, retirement reversion pension and spouse retirement pension are calculated on the basis of earned retirement contributions actually paid (see article “Scale of conversion of contributions”).

Revaluation of provisions and warranties are maintained in full for the past and the rules of profit share shall be applied to results for the future (see article “Profit share - Revaluation”).

FEES — EXPENSES

To cover the entire cost of management of the insurance agreement, Generali levied 5% of each contribution and 0.6% per annum of the provisions resulting from pending pension and ongoing service.

EXTRAORDINARY CONTRIBUTIONS

Extraordinary contributions can be made at all time. These contributions allow the Policyholder to acquire additional portions of retirement plan, adding to the portion already acquired. The portions of retirement plan are calculated according to the Policyholder age, determined by the difference between the year in question and the year of the Policyholder’s birth.

CONVERSION SCALE OF THE CONTRIBUTIONS INTO PENSION PAYMENTS

The portions of retirement plan are calculated according to the Policyholder age, determined by the difference between the year in question and the year of the Policyholder’s birth. In case of an age difference of more than 10 years between the Policyholder and his/her spouse, a special pricing for the pension payments are described in the subscription certificate.

PAYMENTS OF BENEFITS AND FORMALITIES

For the retirement pension payments, the Policyholder must provide Generali with the original subscription certificate, a copy of its ID card as well as a document certifying the payment of entitlements to a pension with a basic compulsory scheme of pension insurance.

To settle the survivors’ pension, retirement of spouse, or the ten guaranteed annuities, the recipient must provide Generali, within two months following the date of the Policyholder’s death or of his/her spouse, a death certificate and a medical certificate stating the cause of death.

At the time the retirement pension payments begin, the Receiver must provide Generali the subscription certificate, a photocopy of his/her identity card and a photocopy of all pages of the livret de famille or any official document establishing the nature of the Policyholder’s spouse.

For the exemption of the contributions’ payment, any accident or illness must be notified in writing to Generali within two months after the beginning of the sick leave. After this period, the accident or illness is deemed to have occurred on the day of notification. This notification must be accompanied or followed by the submission of a detailed medical certificate (description, date of first symptoms, probable consequences). Generali may, at its own expense, conduct at any time another expertise to ask the member to undergo examination by a physician approved by them. Any denial of these controls involves the forfeiture of guarantees of the contract in question.

INFORMATION OF THE POLICYHOLDER

Each year, Generali addresses to the Company an “Annual Statement” indicating the amount of the pension acquired on 1 July for each Policyholder.

TRANSFER CLAUSE

The Policyholder who leaves the company or the college concerned by the Convention may at any time transfer its contract under the terms of Article L 132-23 of the French Insurance Code. The transfer can only be done to a similar contract than La Retraite, fiscally and socially equivalent. The transfer involves the liabilities allocated to the Policyholder and not the rights acquired. The transfer fee is equal to 1% of the transferred sums.

FACULTY OF REDEMPTION

La Retraite cannot be redeemed, except in cases provided by 3° and 5° of Article L 132-23 of the French Insurance Code:

• expiration of the Policyholder’s rights to unemployment insurance benefits after termination under the French Labor Code.

• the Policyholder is totally disabled and completely unable to perform any occupation (2nd or 3rd category under Article L 341-4 of the French Social Security Code).

The redemption price is equal to the amount of the mathematical provision of reduced penalties for redemption, set to:

• 1% of the amount of the mathematical provision

• 5% linearly decreasing, and zero after 10 years of the contract.

STATUTE OF LIMITATIONS

(art. L. 114-1 and L. 114-2 of the Insurance code)

Any action stemming from an insurance contract are prescribed within 2 years from the event giving rise to this action. This duration shall extended to ten years if the beneficiary is different from the Policyholder.

The suspension of the prescription may result from the Policyholder sending a registered letter to the Insurer.

MEDIATION — CONTROL AUTHORITY

Any further information in connection with the contract may be obtained by contacting the adviser indicated in the Particular Conditions. In the absence of such indication, information may be requested to the registered office of GENERALI Assurances Vie located 7, boulevard Haussmann — 75440 Paris Cedex 09.

In the event of any dispute, the Policyholder may send a written complaint with the file references to:

GENERALI Assurances Vie

Complaint Service

7, boulevard Haussmann — 75009 Paris

The Policyholder may send any unsatisfied request to the Mediator that shall express an opinion to:

GENERALI FRANCE

Mediator Secretariat

7/9, boulevard Haussmann — 75009 Paris

GENERALI Control Authority

C.C.A.M.I.P

54, rue de Châteaudun — 75009 Paris

COMPUTING, FILES AND PERSONAL DATA

Under the law of January 6, 1978 addressing computing, files and personal information, the Policyholder may access any data referring to him/her. Should the Policyholder whish to modify, edit or delete such data, the Policyholder may contact GENERALI Assurances Vie, located 7, boulevard Haussmann — 75440 Paris Cedex 09.

GENERALI
Assurances

La retraite	GENERAL CONDITIONS
Option 1- 1A

“La Retraite” is a life insurance agreement falling under the scope of the French Insurance Code.

This insurance agreement includes:

•      the hereby terms and conditions;

•      certificates of membership specifying the parties to the Insurance Agreement, and bases of the contributions;

•      affiliation certificates specifying the policyholders, the chosen option, the commencement date of the warranty and the scale used to convert retirement contributions;

•      annexes potentially mentioned in the certificates of membership.

“La Retraite” is underwritten by the contractor and Generali Life Insurance (“Generali”) and shall take effect upon signature by the parties for the period ending December, 31 of the year. Generali may terminate the insurance agreement with two-month notice.

OBJECT:

« La Retraite » must be subscribed under the scope of one of the following policy option:

Option 1:

This option provides for the payment of an additional retirement pension to the Policyholder payable at the standard age of retirement, i.e. 65 years, if it can justify the liquidation of a retirement pension under a French mandatory retirement plan.

In case of death of the Policyholder, a minimum of ten years of service is guaranteed under the conditions defined under the scope of “Definition of the Warranties”.

In case of work stoppage or disability, contributions are exempt from payment (chapter “Definition of the Warranties”).

Option 1A:

This option provides for the payment of an additional retirement pension to the Policyholder payable to the standard age of retirement, i.e. 65 years, if it can justify the liquidation of a retirement pension under a French mandatory retirement plan.

In case of death of the Policyholder during the period of performance of the retirement service, 60% of this retirement pension is paid to the surviving spouse.

“Spouse of the Policyholder” includes: the married spouse (not divorced, not separated), the spouse falling under the scope of the French contract of civil union (the “PACS”), or the common-law spouse (unmarried spouse).

In case of death of the Policyholder before the period of performance of the retirement service, this retirement pension is paid to the surviving spouse and is called “pension of the surviving spouse” (chapter “Definition of the Warranties”).

In case of work stoppage or disability, contributions are exempt from payment (chapter “Definition of the Warranties”).

COVERAGE STARTING DATE

Acknowledgement of receipt by Generali of:

• individual affiliation form (filled in by the Policyholder) ;

• potential justification of a state of satisfactory health by medical examinations and statements set by the Company;

allows the issuance of the affiliation certificate.

Warranties take effect from 1st day of the month following the issuance of the affiliation certificate by Generali.

COVERED EVENTS

The warranties in case of death of the Policyholder, regardless of its causes and circumstances, are granted, except for the suicide of the Policyholder during the first year following the effective date of the warranties.

In the event of a foreign war in which France is involved, the warranty in the case of death shall be effective only pursuant to the conditions to be determined by the future legislation regarding insurance on life during wartime.

The warranties in the case of work stoppage of the Policyholder are granted following a waiting period of 90 consecutive days from the initial date of the work stoppage, unless this situation is the consequence of a suicide attempt, a deliberate act of the Policyholder and in the case of a civil or foreign war.

The work stoppage, the continuing of this situation, the resumption of work are determined by decision of the Social Security.

The warranties in the case of a permanent and total disability of the Policyholder resulting from an accident or an illness are granted if the Policyholder is classified by the Social Security under the 2nd or 3rd category of disabled or, in the event of an industrial accident, if the degree of disablement as acknowledged by the Social Security is at least 66%. The disability, its consolidation, the end of this situation in the event of a change of category of disabled, or the lowering of the degree of disablement, are determined by the Social Security.

The consequences of a suicide attempt, a deliberate act of the Policyholder or a civil or foreign war are excluded from the disability insurance.

“Accident” shall be understood as a personal injury resulting from a sudden, unpredictable and exclusive action from an exterior cause and “Illness” shall be understood as an health impairment as acknowledged by a relevant medical authority.

DEFINITION OF THE WARRANTIES

•              Retirement Pension of the Policyholder (Options 1 & 1A)

The amount of the retirement pension held by the Policyholder, on his/her 65th birthday, shall be equal to the addition of the portions of retirement pension corresponding to all the contributions and special installments, to which shall be added the revaluations occurred in accordance with chapter “Profit sharing - Revaluation”.

The conversion of the contributions in portions of retirement pension is realized pursuant to the scale set out in the affiliation certificate.

The retirement pension shall start at the end of the month following the 65th birthday of the Policyholder, to the extent that the benefits from the liquidation of a retirement pension pursuant to a compulsory regime.

The retirement pension is paid by due monthly installments from the start of the retirement pension to the end of the month preceding the death.

•              Survivor’s Retirement Pension (Option 1A)

In the case of death of the Policyholder, once the retirement pension has started, Generali shall pay to the partner a survivor’s retirement pension equal to 60% of the retirement pension of the Policyholder.

The survivor’s retirement pension is paid by due monthly installments from the end of the month during which the Policyholder died to the end of the month preceding the death of the partner.

•              Partner’s Retirement Pension (Option 1A)

In the case of death of the Policyholder prior to the start of the retirement pension, the contributions will cease to be due and Generali shall pay to the partner an allowance from the date on which the Policyholder would have been 65 years old.

The amount of the partner’s retirement pension is equal to 60% of the portions of retirement pension held at the time of the death.

It shall be added to this amount some revaluations, in accordance with the chapter “Profit sharing - Revaluation”.

The partner’s retirement pension is paid by due monthly installments from the end of the month following the 65th birthday of the Policyholder to the end of the month preceding the death of the partner.

In case of death of the Policyholder prior to the start of the retirement pension but during the renewal, Generali shall pay the partner a partner’s retirement pension equal to 60% of the retirement pension held by the Policyholder at the date of death.

Ten year coverage (Options 1)

In the event of death of the Affiliate before its 65th anniversary or during the extension of term, Generali shall pay the vested benefit due on the date of the Affiliate’s death) during ten years.

In the event of death of the Affiliate, within the first ten years of the retirement, Generali shall ensure retirement payment until the tenth year.

The annuities shall be paid to the spouse, or in the absence thereof, to its living children or represented by equal shares, or in the absence thereof to its heirs, or in the absence thereof to the designated beneficiaries.

Premium payment waiver

In the event of loss of time exceeding 90 continuous days, or in the event of permanent and total disability, before retirement, Generali relieves the Company from premium payments during the period between the 91st disablement day until return to labor, but no later than the Affiliate’s 65th anniversary.

All guarantees shall be vested to the Affiliate as if future paid premiums were equal to the last paid premium, majored in proportion to the periods of time during which the Affiliate benefited from a complete salary.

In the event of return to labor or if disablement ceases, premiums shall become payable again.

OPTION 1 - OPTION 1A

A single, widowed, or divorced Affiliate falls under the scope of Option 1.

If the Affiliate gets married or enters into a contract of civil union or declares himself in a well known common-law marriage before the retirement period, he/she may request, within a period of six months from the change in its state, to benefit from Option 1A.

The amount of the pension acquired under Option 1 will be reduced by 10% and considered under the scope of Option 1A. The scale used to convert retirement contributions under Option 1A shall apply to new contributions.

If the Affiliate (married, entered into a contract of civil union or declared himself in well known common-law marriage) chose Option 1A, the latter can benefit from Option 1 on demand. In this case, the retirement pension acquired under Option 1A is considered as acquired under Option 1, and the scale used to convert retirement contributions under Option 1 shall apply to new contributions.

ANTICIPATION OF RETIREMENT

If the affiliate ends its professional activity before 65 years old and benefits from the liquidation of a retirement pension under a French mandatory retirement plan may require the anticipation of his/her retirement from that time but not earlier than from his/her 55th birthday.

The retirement pension acquired at 65 is then reduced to 4% of the amount (per year of anticipation). In case of payment of the spouse’s pension, its anticipation of payment is subject to the same rule as long as the spouse meets the conditions defined above.

EXTENSION OF RETIREMENT

The affiliate can waive its right to benefit from its retirement pension at 65 years old and request an extension of its retirement pension every year during ten years.

The payment of retirement pension is made as long as the affiliate benefits from the liquidation of a retirement pension under a French mandatory retirement plan.

Each year of extension - if necessary - the amount of retirement pension earned is increased of the fraction of earned retirement pension under the scope of additional contributions in respect of the scale defined by the affiliation certificate. The resulting amount is increased by 3%.

In case of contribution made from 65 years old, the scale of conversion of retirement pension takes in consideration a prorogation of a year.

PROFIT SHARE -  REVALUATION

Generali is committed to upgrade the warranties. In accordance with laws in force, all provisions made under “La Retraite” insurance agreements are invested by Generali on the financial and real estate markets.

These investments are subject to special accounts aiming at underlining very own financial results.

The substance of these investments and their yield rate - at the date of December, 31 of each year - are annexed to the reports of the operations made by Generali.

“La Retraite” insurance agreements are also subject to special accounting aiming at underlining technical results.

Every July, 1, 90 per cent or more of financial and technical results, in the deduction of the interest credited to the technical provisions, are assigned to the “La Retraite” insurance agreements, in proportion to provisions dated of January, 1.

The technical interest rate is 2% during the period of formation and 3.5% during the period of service.

The guarantees (which constitution must be completed and  which are in service) are adjusted in the same proportion as the provisions and at the same date.

In case of exemption of contributions, fraction of earned retirement pension are still adjusted in the same proportions as the collateral.

CONTRIBUTIONS

Contribution are matured and annually due. They must be paid by the contracting Company at the Head Office of Generali.

Contributions retainers are due quarterly.

The amount of contributions is obtained by applying the rate specified in affiliation certificate of the Company, on one or more following categories of salaries of the affiliates.

Category A: Part of the annual gross salary limited to the annual maximum limit of the French Social Security.

Category B: Part of the annual gross salary between the annual maximum limit of the French Social Security and four times the latter limit.

Category C: Part of the annual gross salary between four times the annual maximum limit of the French Social Security and eight times the latter limit.

If an installment or a deposit is not made twenty days after sending the corresponding form, Generali shall send a registered letter to the Company in order to pay the due contribution.

If the payment is not made 40 days after sending the letter, the contract is denounced.

New affiliations are no longer accepted, and new fractions of retirement pension are no acquired, even in case of work stoppage or disability.

Retirement, retirement reversion pension and spouse  retirement pension are calculated on the basis of earned retirement contributions actually paid (see article “Scale of conversion of contributions”).

Revaluation of provisions and warranties are maintained in full for the past and the rules of profit share shall be applied to results for the future (see article “Profit share - Revaluation”).

FEES — EXPENSES

To cover the entire cost of management of the insurance agreement, Generali levied 5% of each contribution and 0.6% per annum of the provisions resulting from pending pension and ongoing service.

EXTRAORDINARY CONTRIBUTIONS

Extraordinary contributions can be made at all time. These contributions allow the Policyholder to acquire additional portions of retirement plan, adding to the portion already acquired. The portions of retirement plan are calculated according to the Policyholder age, determined by the difference between the year in question and the year of the Policyholder’s birth.

CONVERSION SCALE OF THE CONTRIBUTIONS INTO PENSION PAYMENTS

The portions of retirement plan are calculated according to the Policyholder age, determined by the difference between the year in question and the year of the Policyholder’s birth. In case of an age difference of more than 10 years between the Policyholder and his/her spouse, a special pricing for the pension payments are described in the subscription certificate.

PAYMENTS OF BENEFITS AND FORMALITIES

For the retirement pension payments, the Policyholder must provide Generali with the original subscription certificate, a copy of its ID card as well as a document certifying the payment of entitlements to a pension  with a basic compulsory scheme of pension insurance.

To settle the survivors’ pension, retirement of spouse, or the ten guaranteed annuities, the recipient must provide Generali, within two months following the date of the Policyholder’s death or of his/her spouse, a death certificate and a medical certificate stating the cause of death.

At the time the retirement pension payments begin, the Receiver must provide Generali the subscription certificate, a photocopy of his/her identity card and a photocopy of all pages of the livret de famille or any official document establishing the nature of the Policyholder’s spouse.

For the exemption of the contributions’ payment, any accident or illness must be notified in writing to Generali within two months after the beginning of the sick leave. After this period, the accident or illness is deemed to have occurred on the day of notification. This notification must be accompanied or followed by the submission of a detailed medical certificate (description, date of first symptoms, probable consequences). Generali may, at its own expense, conduct at any time another expertise to ask the member to undergo examination by a physician approved by them. Any denial of these controls involves the forfeiture of guarantees of the contract in question.

INFORMATION OF THE POLICYHOLDER

Each year, Generali addresses to the Company an “Annual Statement” indicating the amount of the pension acquired on 1 July for each Policyholder.

TRANSFER CLAUSE

The Policyholder who leaves the company or the college concerned by the Convention may at any time transfer its contract under the terms of Article L 132-23 of the French Insurance Code. The transfer can only be done to a similar contract than La Retraite, fiscally and socially equivalent. The transfer involves the liabilities allocated to the Policyholder and not the rights acquired. The transfer fee is equal to 1% of the transferred sums.

FACULTY OF REDEMPTION

La Retraite cannot be redeemed, except in cases provided by 3° and 5° of Article L 132-23 of the French Insurance Code:

• expiration of the Policyholder’s rights to unemployment insurance benefits after termination under the French Labor Code.

• the Policyholder is totally disabled and completely unable to perform any occupation (2nd or 3rd category under Article L 341-4 of the French Social Security Code).

The redemption price is equal to the amount of the mathematical provision of reduced penalties for redemption, set to:

• 1% of the amount of the mathematical provision

• 5% linearly decreasing, and zero after 10 years of the contract.

STATUTE OF LIMITATIONS

(art. L. 114-1 and L. 114-2 of the Insurance code)

Any action stemming from an insurance contract are prescribed within 2 years from the event giving rise to this action. This duration shall extended to ten years if the beneficiary is different from the Policyholder.

The suspension of the prescription may result from the Policyholder sending a registered letter to the Insurer.

MEDIATION — CONTROL AUTHORITY

Any further information in connection with the contract may be obtained by contacting the adviser indicated in the Particular Conditions. In the absence of such indication, information may be requested to the registered office of GENERALI Assurances Vie located 7, boulevard Haussmann – 75440 Paris Cedex 09.

In the event of any dispute, the Policyholder may send a written complaint with the file references to:

GENERALI Assurances Vie

Complaint Service

7, boulevard Haussmann – 75009 Paris

The Policyholder may send any unsatisfied request to the Mediator that shall express an opinion to:

GENERALI FRANCE

Mediator Secretariat

7/9, boulevard Haussmann – 75009 Paris

GENERALI Control Authority

C.C.A.M.I.P

54, rue de Châteaudun – 75009 Paris

COMPUTING, FILES AND PERSONAL DATA

Under the law of January 6, 1978 addressing computing, files and personal information, the Policyholder may access any data referring to him/her. Should the Policyholder whish to modify, edit or delete such data, the Policyholder may contact GENERALI Assurances Vie, located 7, boulevard Haussmann — 75440 Paris Cedex 09.

GENERALI

Assurances

EXTENSION

	Vested retirement part at the age of the affiliate plus 1 year
Age of the Affiliate	By annual contribution of 1000 euros	By exceptional contribution of 1000 euros
65	42.63	44.34
66	43.38	45.12
67	44.18	45.95
68	45.03	46.83
69	45.93	47.77
70	46.90	48.77
71	47.92	49.84
72	49.02	50.98
73	50.19	52.20
74	51.45	53.50

The use of this scale is defined under section Extension of Retirement of the General Conditions.

GENERALI

Assurances

CONVERSION SCALE OF RETIREMENT CONTRIBUTIONS

The total annual pension vested at 65 years-old with successive monthly contributions of 1,000 euros amounts to 1,155.57 euros.

In accordance with the general Conditions, this amount shall be increased each year with profit-sharings.

Age of the Affiliate	Retirement part by annual contribution of 1000 euros	Retirement part by exceptional contribution of 1000 euros
41	56.45	62.84
42	55.64	61.96
43	54.82	61.09
44	54.03	60.23
45	53.24	59.37
46	52.46	58.53
47	51.70	57.70
48	50.96	56.88
49	50.21	56.07
50	49.49	55.27
51	48.78	54.48
52	48.09	53.69
53	47.42	52.92
54	46.74	52.16
55	46.12	51.41
56	45.50	50.66
57	44.90	49.92
58	44.31	49.19

59	43.75	48.47
60	43.21	47.76
61	42.68	47.06
62	42.18	46.36
63	41.68	45.68
64	41.21	45.00

COMPANY SUBSCRIPTION CERTIFICATE

Between:	and:
TORNIER BIOTECHNIC	GENERALI Vie
NICOLAS GAILLOT	7 boulevard Haussmann
MONTBONNOT	75440 PARIS CEDEX 09
161 RUE LA VOISIER
38334 ST ISMIER CEDEX	as Generali

represented by NICOLAS GAILLOT

as l’Entreprise Contractante

have entered into the present group life insurance policy, named LA RETRAITE, including the general terms and conditions under reference ENT-R94-1205, the subscription certificate and those established for each affiliate, effective 01/01/2007.

Category of the insured personnel:	Senior Executives

Contribution rate:	A Bracket Wages: 5%
B Bracket Wages: 5%
C Bracket Wages: 5%

PROFIT SHARE - REVALUATION

As described in chapter Profit share - Revaluation (Participation aux résultats - Revalorisation), the annual minimum guaranteed profit share rate is 60% of the TME (Taux Moyen des Emprunts d’Etat, capped at 3;5%).

This minimum rate is applied at the subscription of the guaranties and while the guaranties are effective. It includes the taux d’intérêt technique.

COMPANY SUBSCRIPTION CERTIFICATE

Between:	and:
TORNIER MEDI-QUAL	GENERALI Vie
NICOLAS GAILLOT	7 boulevard Haussmann
MONTBONNOT	75440 PARIS CEDEX 09
161 RUE LA VOISIER
38334 ST ISMIER CEDEX	as Generali

represented by NICOLAS GAILLOT

as l’Entreprise Contractante

have entered into the present group life insurance policy, named LA RETRAITE, including the general terms and conditions under reference ENT-R94-1205, the subscription certificate and those established for each affiliate, effective 01/01/2007.

Category of the insured personnel:	Senior Executives

Contribution rate:	A Bracket Wages: 5%
B Bracket Wages: 5%
C Bracket Wages: 5%

PROFIT SHARE - REVALUATION

As described in chapter Profit share - Revaluation (Participation aux résultats - Revalorisation), the annual minimum guaranteed profit share rate is 60% of the TME (Taux Moyen des Emprunts d’Etat, capped at 3;5%).

This minimum rate is applied at the subscription of the guaranties and while the guaranties are effective. It includes the taux d’intérêt technique.

COMPANY SUBSCRIPTION CERTIFICATE

Between:	and:
TORNIER HOLDING	GENERALI Vie
NICOLAS GAILLOT	7 boulevard Haussmann
MONTBONNOT	75440 PARIS CEDEX 09
161 RUE LA VOISIER
38334 ST ISMIER CEDEX	as Generali

represented by NICOLAS GAILLOT

as l’Entreprise Contractante

have entered into the present group life insurance policy, named LA RETRAITE, including the general terms and conditions under reference ENT-R94-1205, the subscription certificate and those established for each affiliate, effective 01/01/2007.

Category of the insured personnel:	Senior Executives

Contribution rate:	A Bracket Wages: 5%
B Bracket Wages: 5%
C Bracket Wages: 5%

PROFIT SHARE - REVALUATION

As described in chapter Profit share - Revaluation (Participation aux résultats - Revalorisation), the annual minimum guaranteed profit share rate is 60% of the TME (Taux Moyen des Emprunts d’Etat, capped at 3;5%).

This minimum rate is applied at the subscription of the guaranties and while the guaranties are effective. It includes the taux d’intérêt technique.

COMPANY SUBSCRIPTION CERTIFICATE

Between:	and:
TORNIER COMMERCIAL	GENERALI Vie
NICOLAS GAILLOT	7 boulevard Haussmann
MONTBONNOT	75440 PARIS CEDEX 09
161 RUE LA VOISIER
38334 ST ISMIER CEDEX	as Generali

represented by NICOLAS GAILLOT

as l’Entreprise Contractante

have entered into the present group life insurance policy, named LA RETRAITE, including the general terms and conditions under reference ENT-R94-1205, the subscription certificate and those established for each affiliate, effective 01/01/2007.

Category of the insured personnel:	Senior Executives

Contribution rate:	A Bracket Wages: 5%
B Bracket Wages: 5%
C Bracket Wages: 5%

PROFIT SHARE - REVALUATION

As described in chapter Profit share - Revaluation (Participation aux résultats - Revalorisation), the annual minimum guaranteed profit share rate is 60% of the TME (Taux Moyen des Emprunts d’Etat, capped at 3;5%).

This minimum rate is applied at the subscription of the guaranties and while the guaranties are effective. It includes the taux d’intérêt technique.

GENERALI

Assurances

AFFILIATION CERTIFICATE

Entreprise Contractante

TORNIER COMMERCIAL

NICOLAS GAILLOT

MONTBONNOT

161 RUE LA VOISIER

38334 ST ISMIER CEDEX

represented by NICOLAS GAILLOT

Affiliate

BERTRAND PERRIN

LES MARNANDES

CHEMIN DE SURVILLE

13510 EGUILLES